OPPENHEIMER GLOBAL EMERGING GROWTH FUND
Supplement dated December 4, 1995 to the
Prospectus dated November 1, 1995

The prospectus is amended as follows:

1. In the section entitled "A Brief Overview of the Fund - Who Manages the Fund?" on page 5, the reference to James C. Ayer as the portfolio manager is changed to Diane Sobin.

2. The section entitled "How the Fund is Managed - Portfolio Manager" on page 18, is revised to read as follows:

     The Portfolio Manager of the Fund is George Evans. He is a Vice President of the Manger and, as of December 4, 1995, is the person principally responsible for the day-to-day management of the Fund's portfolio. During the past five years, he has also served as an Associate Portfolio Manager for other Oppenheimer funds and formerly served as an international equities portfolio manager/analyst with Brown Brothers Harriman & Co.







December 4, 1995                                       PS0750.005